QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of Fossil, Inc. on Form S-3 of our report dated February 24, 2003, appearing in and incorporated by reference in the Annual Report on Form 10-K of Fossil, Inc. for the year ended January 4, 2003 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP
Dallas, Texas
July 30, 2003.

QuickLinks

  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT